--------------------------------------------------------------------------------

                             METROPOLITAN WEST FUNDS



                       SUPPLEMENT DATED NOVEMBER 21, 2005
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2005



 This supplement replaces information contained in the Statement of Additional Information under the heading "DERIVATIVE INSTRUMENTS". The following sentence replaces the first full sentence on page 18.



A Fund may invest up to 15% of its total assets in premiums and margins on options and futures, except for the AlphaTrak 500 and Strategic Income Funds that may invest at a higher level otherwise consistent with the Prospectus, this SAI and applicable law.





                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                        WITH THE STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------